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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                Amendment No. 2
                                   FORM 8-K/A

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2004

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
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          CALIFORNIA                    0-13403                  95-2747332
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92078-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
              (Registrant's telephone number, including area code)

         CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2 BELOW):

         |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

         |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 9, 2004 , the Company entered into a definitive purchase and sale agreement and lease agreement with PG Acquisitions, LLC by which it will consummate a sale-leaseback of its facility and redeem the balance of the Company's outstanding industrial development bonds. The Company expects the transaction to close during December 2004. The terms include a selling price of $7,800,000, estimated net proceeds to be realized of $7,517,000, and a hold back security deposit of approximately $417,000, of which approximately $261,000 is refundable based on the attainment of certain profitability measures. Upon the close, an amount equal to the outstanding balance of the Company's industrial development bonds plus accrued interest will be disbursed, resulting in the termination of the standby letter of credit posted by the Company's bank and the release of all related security interests granted to the bank in connection therewith. The Company estimates a net increase in cash resulting from this transaction of approximately $4,400,000. The lease agreement requires an initial monthly rent payment of $52,167 (subject to certain inflation adjustments as defined) with a term of 10 years. The expected gain of $4,300,000 will be deferred and amortized over the 10-year lease term. A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

             Exhibit 99.1-Purchase and Sale Agreement, dated November 8, 2004*




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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 7, 2004                        Amistar Corporation


                                              By: /S/ GREGORY D. LEISER
                                                  --------------------------
                                                  Gregory D. Leiser
                                                  Vice President Finance and
                                                  Chief Financial Officer



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